                                                                     EXHIBIT 4.1

---------------------                                                          ---------------------
      NUMBER                                                                          SHARES
---------------------                                                          ---------------------
     M 02101
---------------------                                                          ---------------------

                                      MOLICHEM MEDICINES, INC.                     SEE REVERSE FOR
                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    CERTAIN DEFINITIONS
----------------------------------------------------------------------------------------------------
                                     --------------------------                  -------------------
                                            COMMON STOCK                          CUSIP 60855P 10 4
                                     --------------------------                  -------------------

--------------------
THIS CERTIFIES THAT:
--------------------


---------------
is the owner of
---------------
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          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF
          ---------------------------                          ---------------------------
------------------------------------- MILICHEM MEDICINES, INC. -------------------------------------
          ---------------------------                          ---------------------------

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

---------------------------                       COUNTERSIGNED:
DATED:                                                         COMPUTERSHARE TRUST COMPANY OF CANADA
---------------------------                          P.O. BOX 1900, STATION B, MONTREAL QUEBEC H03XX
                                                                          TRANSFER AGENT & REGISTRAR

                                               [SEAL]  BY:

                                                                                AUTHORIZED SIGNATURE

/s/ XXXXXXXXXXXXXXXXXXXXXXXXXXXXX                               /s/ XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------                            ------------------------------------
             SECRETARY                                                     PRESIDENT

COUNTERSIGNED:  COMPUTERSHARE TRUST COMPANY, INC.
                 P.O. BOX 1806, DENVER, CO. 80201
                       TRANSFER AGENT & REGISTRAR
BY:

                             AUTHORIZED SIGNATURE

                            MOLICHEM MEDICINES, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                      UNIF GIFT MIN ACT - ....... Custodian ........
TEN ENT - as tenants by the entreties                                   (Cust)            (Minor)
JT TEN - as joint tenants with right of                     under Uniform Gifts to Minors
         survivorship and not as tenants
         in common                                                      Act.................
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------
of the stock represented by the within Certificate, and do hereby irrevocably constitute, and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------


                    ------------------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.



THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT
CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH
REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
--------------------------------------------------------------------------------
THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.
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                                      F-14